FEDERATED U.S GOVERNMENT SECURITIES FUND: 1-3 YEARS
Class Y Shares
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Supplement to the Prospectus dated April 30, 2003


Effective December 31, 2003, the required minimum initial investment is being lowered from $40 million to $5 million. As such, please delete the last two sentences under the heading "What Do Shares Cost?" and replace them with the following:

     The required minimum initial investment for Fund Shares is $5 million. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount (not to be less than $1 million) as long as the $5 million minimum is reached within one year. An institutional investor's minimum investment is calculated by combing all accounts it maintains with the Fund to the extent such accounts are invested in Class Y Shares. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.




                                                               December 18, 2003

Cusip 31428M308
29751 (12/03)